Exhibit 10.28

AGREEMENT

FOR

SEMICONDUCTOR LINE OPERATION

BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION

AND

D-WAVE SYSTEMS

SEMICONDUCTOR LINE OPERATION AGREEMENT

This Semiconductor Line Operation Agreement (the “Agreement”) is entered into effective as of 23-DEC-17 (“Effective Date”) by and between Cypress Semiconductor Corporation, a Delaware corporation with offices located at 198 Champion Court, San Jose, California, 95134 (“Cypress”) and D-Wave Systems Inc, a company continued under the federal laws of Canada and having its head office at Suite 100 – 4401 Still Creek Drive, Burnaby, British Columbia, V5C 6G9 (“Customer”) (the “Party” or “Parties” as applicable).

RECITALS

WHEREAS, Cypress owns and operates its 8” wafer semiconductor line (interchangeably referred to as “Lines” or “Semiconductor Lines”) in its facilities in Bloomington MN;

WHEREAS, the Line is equipped to run Cypress’ proprietary semiconductor process technologies;

WHEREAS, Customer desires to purchase available capacity of the Lines, such capacity to be used by Customer for the manufacture of wafers; and

WHEREAS, Customer desires a license to certain modules of Cypress’ process technology and Cypress desires to grant to Customer license to certain modules of its existing process technology as necessary for Customer use and operation of the Lines.

NOW THEREFORE, for valuable consideration, the Parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

ARTICLE 1.1 A “Move” or “Activity” shall mean one (1) wafer going through one (1) semiconductor wafer production process step as delineated by Cypress in its normal operating practice as consistently applied. A semiconductor wafer production process step constitutes the manipulations, actions performed and/or taken, and processes, procedures and/or associated equipment used in a single physical transformation of a wafer or one or more layers thereon, including, but not limited to: (i) forming, depositing or growing a dielectric, semiconductive and/or conductive material layer; (ii) removing, etching or polishing a dielectric, semiconductive and/or conductive material layer; (iii) (selectively) irradiating, patterning, masking and/or developing one (or more) layers of polymeric, dielectric. semiconductive and/or conductive materials; (iv) implanting dopant atoms, ions or compounds through or into a dielectric, semiconductive and/or conductive material layer, or otherwise changing or altering the chemical composition of such materials; (v) annealing, alloying, hardening, softening, planarizing or roughening a dielectric, semiconductive and/or conductive material layer; and (vi) electrical testing of wafers at 30 minutes per wafer or less.

ARTICLE 1.2 “Affiliate” shall mean any entity which controls, is controlled by, or is under common control with Cypress or Customer. For purposes of this definition, “control” shall mean beneficial ownership of (i) more than fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); or (ii) such lesser percentage as is the maximum control or ownership right permitted in the country where the subject entity exists. A “Wholly Owned Affiliate” shall mean an entity that is at least eighty percent (80%) controlled by a Party to this Agreement.

ARTICLE 1.3 “Change of Control” shall mean an event or series of related events under which (a) an unrelated third party is or becomes the beneficial owner of shares of stock of a Party representing more than fifty percent (50%) of the combined voting power of the then outstanding capital stock or interests entitled to vote generally in elections of such Party’s directors (the “Voting Interests”), as measured immediately following its acquisition of such shares, or (b) a Party consolidates or merges with or into an unrelated third party, or conveys, transfers or leases all or substantially all of its assets to an unrelated third party, if the shareholders of a party’s Voting Interests immediately before such transaction do not own, directly or indirectly, immediately following such transaction, at least fifty percent (50%) of the combined voting power of the outstanding voting interests of the entity resulting from such transaction.

ARTICLE 1.4 “Engineering Activities” means any non-standard Activity (as defined in Cypress specification 001-05660) requested by Customer. Customer will pay additional costs for Engineering Activities as necessary and requested by Customer herein. Requests for Engineering Activities and the additional charges for such non-standard Activities shall be as defined in the Cypress specification 001-05660.

ARTICLE 1.5 “Engineering Services” means services performed by Cypress’s personnel, agents or subcontractors.

ARTICLE 1.6 “Engineering Tech Services” means services performed by Cypress’s Engineering Techs.

ARTICLE 1.7 “Process Engineer” means an employee or contractor of Cypress assigned by Cypress to provide services to Customer under this agreement excluding Cypress’ Engineering Techs.

ARTICLE 1.8 “Engineering Tech” means an engineering employee or contractor of Cypress that is paid on an hourly basis, assigned by Cypress to provide services to Customer under this agreement.

ARTICLE 1.9 “Engineering Hour Commitment” means the amount of minimum quantity of hours of Engineering Services that Customer has committed to purchase in a given quarter.

ARTICLE 1.10 “Engineering Tech Hour Commitment” means the amount of minimum quantity of hours of Engineering Tech Services that Customer has committed to purchase in a given quarter.

ARTICLE 1.11 “Intellectual Property Rights” shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all Patent Rights; (ii) all trade secrets and other rights in know-how and confidential or proprietary information; (iii) all copyrights, copyrights registrations and applications therefore and all other rights corresponding thereto throughout the world. (iv) all mask works, mask work registrations and applications therefore, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology; and (v) any corresponding or equivalent rights to any of the foregoing anywhere in the world.

ARTICLE 1.12 “Line”, “Lines”, or “Semiconductor Line” shall mean the semiconductor wafer manufacturing line at the Premises, or any alternative replacement or substitute site thereto, as equipped to build 8” semiconductor wafers.

ARTICLE 1.13 “Patent Rights” shall mean all of the following to the extent entitled to an Effective Filing Date prior to and during the term of this Agreement, and claiming, covering or encompassing any invention, design or other subject matter incorporated in a module or otherwise derived directly or indirectly from or related directly or indirectly to their activities on the Line: (i) all patents, utility models, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world and all reissues, renewals, reexaminations and extensions thereof; (ii) all applications for any of the foregoing including without limitation any international, provisional, divisional, continuation, continuation-in-part, and continuing prosecution applications; and (iii) all rights in, arising out of, or associated with any of the foregoing anywhere in the world. As used above, “Effective Filing Date” means the earliest effective priority filing date in the particular country for any patent, utility model, design registration, certificate of invention or other governmental grant for the protection of inventions or industrial designs or any application for any of the foregoing, as determined on a claim by claim basis. By way of example, it is understood that the Effective Filing Date for a United States Patent is the earlier of (i) the actual filing date of the United States patent application which issued into such patent, (ii) the priority date under 35 U.S.C. § 119 for such patent, or (iii) the priority date under 35 U.S.C. § 120 for such patent.

ARTICLE 1.14 “Premises” shall mean Cypress’ wafer fabrication facility located at 2401 East 86th Street, Bloomington, MN 55425.

ARTICLE 1.15 “Minimum Batch Size” shall mean the minimum total number of wafers in a Process Batch.

ARTICLE 1.16 “Wafer Starts” shall mean the amount of new wafers that shall be allowed into the line.

ARTICLE 1.17 “Non-Hold WIP” shall mean semiconductor wafers which can be processed and are not subject to any move-restrictions by Customer.

ARTICLE 1.18 “Problem Lot” means a Process Batch or Process Lot that is not moveable and must be dispositioned by engineering due to unforeseen issues and/or is on Cypress’ Problem Lot tracking system.

ARTICLE 1.19 “Moves per Inventory” (M/I) is defined as the activities generated in a given day divided by the average Work In Progress (WIP) that is not on hold for engineering development or on Problem Lot for engineering evaluation.

ARTICLE 1.20 “Process Batch” or “Process Lot” shall mean a group of wafers that are processed together as a group.

ARTICLE 1.21 “Proprietary Product” shall mean a product made and/or sold by a Party hereto with respect to which: (i) there is no product made or sold by the other Party hereto or by a third party that is pin-compatible with such product; (ii) has the same form, fit and function as a product defined in subArticle (i) of this Article; or (iii) the making or selling Party is legally or contractually restricted from granting further licenses to make or sell such product.

ARTICLE 1.22 “Resident Date” shall mean the date that Customer defines as the date in which they will commence Activity Allocation with the ability to place people at the Premises.

ARTICLE 1.23 “Standard Operating Procedure” or “SOP” shall mean Cypress’s current standard Line operating procedure, including the standard operating manual, specification, and other applicable documentation

ARTICLE II

SEMICONDUCTOR LINE OPERATION

ARTICLE 2.1 Semiconductor Line Operation Cypress operates the Line on seven days a week, for a total of one hundred sixty eight (168) hours per week. Cypress operates the Line in accordance with its standard semiconductor line operating procedure (“SOP”). The Line is operated on a four shift basis per week.

ARTICLE 2.2 Activity Allocation to Customer.

(a) The Customer no later than 45 days prior to the start of each Cypress fiscal quarter will notify Cypress in writing if they wish to modify the Activity Allocation, the corresponding Minimum Quarterly Commitment, and the additional Activity charge for Activities in Excess of the Activity Allocation. See Appendix 3 for the 4 Activity Allocation tiers available to the Customer. If no Activity Allocation change is received within the specified time, the Customer will remain at their most recent Activity Allocation.

(b) The initial Activity Allocation at the commencement of the contract will be [*****] Activities/Qtr.

(c) Cypress will continue to operate the Line in accordance with its then current SOP. Cypress shall allocate Wafer Starts on a weekly basis and review and assign Activities on a daily basis. Regardless of this start allocation procedure; as long as the Customer WIP is not 100% greater than Daily Required Non-Hold WIP defined below, there will be no restriction on wafer starts for the Customer.

(d) Subject to the terms and conditions set forth herein, the allocation of Activities to Customer will be made by Cypress in its sole reasonable discretion and in accordance with Cypress’ SOP for the allocation of Activities for Cypress’ own use. Cypress shall ensure that Customer will have no lesser priority in such allocation over the course of each day (for a given lot priority type, ie. standard vs. hot) than the priority of Cypress’ internal operating divisions and other Cypress Line partners for each day during such period.

(e) Customer will have a responsibility to maintain their Non-Hold WIP (Work In Progress) at levels defined by both Parties to insure they receive their activity allocation. Cypress will not be held accountable for Activity Allocation missed by Customer if Customer does not maintain the Non-Hold WIP level required by Cypress. The standard procedure for calculating Non-Hold WIP is as follows:

Daily Required Non-Hold WIP =	Quarterly Activity Allocation
(13 wk/qtr x 7 day/wk x 1.5 M/I)

(f) The minimum Process Batch size is twelve (12) wafers. Any Process Batch that is smaller than 12 wafers will be charged as if 12 wafers are in the Process

Batch, thus the minimum activity charge is 12 for any process step. The Maximum Process Batch size is 25 wafers.

(g) Customer will be charged additional Activities for non-standard Activities that may be requested on a process batch. Requests for non-standard Activities and the additional charges for such non-standard Activities shall be as defined in the Cypress specification 001-05660.

(h) Any non-standard Activity that is considered and billed as a billable Engineering Service or Engineering Tech Service will be charged as a standard Activity and non-standard Activity charges will not apply unless there is any production impact or effort for this processing.

ARTICLE 2.3 Carryforward. Customer acknowledges that if for any reason whatever (including without limitation a fall in yield rates or other cause outside of Customer’s independent control), except for the case where Cypress does not meet its M/I commitment as defined in Appendix 3 during any Cypress fiscal quarter, it does not use during any Cypress fiscal quarter the Activities allotted to it by Cypress as aforesaid in ARTICLE 2.2(a), Customer shall not have the right to carry forward any unused Activity Allocation into any subsequent Cypress fiscal quarter. In the case where Cypress does not meet its M/I commitment defined in Appendix 3 during any Cypress fiscal quarter and the Customer does not use during any Cypress fiscal quarter the Activities allotted to it by Cypress as aforesaid in ARTICLE 2.2(a), Customer shall have the right to carryforward up to the Activity Allocation minus the ratio of the M/I actually received over the M/I committed multiplied by the Activity Allocation. For the avoidance of any doubt, this carryforward does not relieve the Customer of any minimum payment allocation for the Activity Commitment.

ARTICLE 2.4 Safety: Customer acknowledges that safety is of utmost importance to Cypress. Employees of Customer are to follow Cypress Health and Safety practices while on Cypress Property. This includes, but is not limited to, Chemical Handling, Lock-Out-Tag-Out, tool and use of safety gear. Customer also understands that all chemicals brought on to the Premise must be approved by Cypress’ Environmental Health and Safety officer in order to maintain compliance with Local, State and Federal codes.

ARTICLE 2.5 Resident Date: The Resident Date shall be January 7, 2013.

ARTICLE 2.6 Line Management.

(a) Cypress’ Minnesota Site Managing Director shall exercise day-to-day managerial authority over the Line, including without limitation over the allocation of Activities, within the parameters established by this Agreement.

Subject to the remainder of this Article, Cypress’ Minnesota Site Managing Director shall also be in charge of all aspects of the operation, development and planning of the Line.

(b) An operating committee (“Operating Committee”) shall be constituted of employees of each Party with decision making authority and shall meet once every two weeks at a regularly scheduled time to review operational results and approve future operational matters, including changes to the Semiconductor Line operating procedures. The Operating Committee shall attempt to resolve by good faith negotiations any operating disputes that arise with respect to the Line, or any other disputes arising under this Agreement, except as specifically set forth herein.

ARTICLE III

PROCESS ENGINEERING SERVICES

ARTICLE 3.1 Engineering Services.

(a) Cypress shall provide Process Engineers and Engineering Techs to conduct Engineering Services and Engineering Tech Services in support for process development and integration of Customer’s process technologies into the Semiconductor Line.

(b) The Customer no later than 45 days prior to the start of each Cypress fiscal quarter will notify Cypress in writing if they wish to modify the Engineering Hour Commitment and the Engineering Tech Hour Commitment and the associated minimum Engineering Services payment and Engineering Tech Services payment. See Appendix 3 for associated pricing. If no Engineering Hour Commitment change is received within the time specified, the Customer will remain at their most recent Engineering Hour Commitment. If no Engineering Tech Hour Commitment change is received within the time specified, the Customer will remain at their most recent Engineering Tech Hour Commitment.

(c) The initial Engineering Hour Commitment will be [*****] hours per quarter

(d) The initial Engineering Tech Hour Commitment will be [*****] hours per quarter.

(e) If Cypress initiates a change in the Cypress Process Engineer lead, then D-Wave will have right of approval, which will not be unreasonably withheld, and any training required for the new lead will not be billable

ARTICLE 3.2 Direction of Process Engineers.

(a) The Process Engineers shall carry out the Engineering Services at Customer’s sole direction.

(b) Notwithstanding ARTICLE 3.2(a) or any other provisions of the Agreement, the Parties acknowledge that the Process Engineers shall remain employees of Cypress, and nothing in this Agreement renders the Process Engineers employees of Customer for the purposes of this Agreement or at law, nor do the Process Engineers have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Customer or to bind Customer to any contract, agreement or undertaking with any third party.

ARTICLE 3.3 Carryforward. Customer acknowledges that if for any reason whatever (including without limitation a fall in yield rates or other cause outside of Customer’s independent control), except for the case where Cypress does not meet its M/I commitment as defined in Appendix 3 during any Cypress fiscal quarter, it does not use during any Cypress fiscal quarter the Engineering Hours Commitment or the Engineering Tech Hour Commitment allotted to it by Cypress as aforesaid ARTICLE 3.1, Customer shall not have the right to carry forward any unused Engineering Hours into any subsequent Cypress fiscal quarter. In the case where Cypress does not meet its M/I commitment defined in Appendix 3 during any Cypress fiscal quarter and the Customer does not use during any Cypress fiscal quarter the Engineering Hours allotted to it by Cypress as aforesaid in ARTICLE 2.2(a), Customer shall have the right to carryforward up to the Engineering Hour Allocation minus the ratio of the M/I actually received over the M/I committed multiplied by the Engineering Hour Allocation. In the case where Cypress does not meet its M/I commitment defined in Appendix 3 during any Cypress fiscal quarter and the Customer does not use during any Cypress fiscal quarter the Engineering Tech Hours allotted to it by Cypress as aforesaid in ARTICLE 2.2(a), Customer shall have the right to carryforward up to the Engineering Tech Hour Allocation minus the ratio of the M/I actually received over the M/I committed multiplied by the Engineering Tech Hour Allocation. For the avoidance of any doubt, this carryforward does not relieve the Customer of any minimum payment allocation for the Engineering Tech Hour Commitment.

ARTICLE IV

EQUIPMENT

ARTICLE 4.1 The Line. The Line is equipped to run various process technologies utilizing the equipment present on the Premises. The equipment on the line specific to D-Wave’s process is listed in Appendix 1.

ARTICLE 4.2 Equipment Ownership for the Line. Except as otherwise set forth herein, Cypress shall own and bear all the costs associated with ownership of the Line.

ARTICLE 4.3 Customer Equipment.

(a) Upon Customer’s request. Cypress shall, at its sole discretion, permit Customer to install Customer Equipment in a clean room on the Premises. Customer shall bear the responsibility and cost of such installation and clean room rental. “Customer Equipment” shall mean and include any upgrades to Customer Equipment and any equipment on the Line owned by Customer. Customer shall pay the applicable taxing authority each tax invoice with respect to Customer Equipment. Customer shall also pay all costs to upgrade such Customer Equipment, provided that any such upgrade is performed in accordance with Customer’s specifications. Cypress warrants that Customer has the right to remove any Customer Equipment in a way that minimizes disturbance to the Line on reasonable notice without any financial responsibility to Cypress. Customer shall bear the cost of installation, deinstallation and removal of Customer Equipment and any damages resulting therefrom.

(b) Customer shall bear all costs associated with ownership of any Customer Equipment or upgrade, including sales or use taxes or property taxes imposed on or otherwise determined on the basis of any such equipment or upgrade, and any insurance costs associated with Customer Equipment. Neither party shall undertake any upgrade to equipment solely owned by the other party, without such other party’s prior written approval.

(c) Cypress shall have no responsibility to Customer for loss or damage to any equipment solely owned and used by Customer, unless such loss or damage is caused by an act or omission of Cypress.

(d) Customer shall have no responsibility to Cypress for loss or damage to any equipment solely owned and used by Cypress, unless such loss or damage is caused by an act or omission of Customer.

(e) Customer shall be responsible for securing insurance for Customer Equipment on Premises or Cypress’s facilities.

ARTICLE 4.4 Equipment Maintenance. Except as set forth elsewhere herein, Cypress shall cover the costs of maintaining all Cypress owned equipment and upgrades installed at all times on the Line excluding the costs of maintaining Customer owned equipment. Cypress shall ensure that all equipment maintenance activities are timely and professionally completed and that the equipment is in good working condition at all times during the term of this Agreement.

ARTICLE 4.5 Use of Equipment. All equipment and upgrades installed at any time or from time to time on the Line may be used in manufacturing the products of either Party without cost to Customer other than such amount payable under Article V.

ARTICLE 4.6 Right of Access to Equipment. Customer acknowledges that Cypress owns or otherwise assumes responsibility for the infrastructure and facilities supporting the Line, as well as the equipment comprising the Line on the date hereof. Except as otherwise expressly set forth herein, Cypress shall operate the Line on behalf of Customer and Customer will not be permitted to access the equipment on the Line. However, Customer will be allowed to have hands on access to required metrology equipment for review and inspection of Customer’s products on the Line.

ARTICLE 4.7 Customer solely owned equipment. Cypress, at its sole discretion, may allow Customer to make modifications to the Premises reasonably necessary for the installation and operation of the Customer Equipment. Customer shall also follow all Local, State, and Federal laws, regulations, and codes in the installation of their equipment. Notwithstanding anything to the contrary herein, Customer shall be entitled to enter the Premises and take possession of the Customer Equipment if it is being misused or used in breach of this Agreement. Customer shall pay for the cost of installing Customer Equipment on the Premises, provided that Customer has provided its prior written approval of such cost. Cypress shall have no obligation to install or permit the installation of Customer Equipment on the Premises if Customer refuses to pay for such installation.

ARTICLE V

PERSONNEL

ARTICLE 5.1 Moving to Cypress Facilities. Subject in each case to Cypress’s prior review and approval (which may not be unreasonably withheld), any time after the Resident Date, and with a four-week prior written notice to Cypress, Customer may move a maximum of 3 employees into 1 large cubicle or other office space to be provided by Cypress at the Premises.

ARTICLE 5.2 Status of Personnel.

(a) Customer acknowledges that all of the responsibilities and duties of the employer of all employees, contractors and agents (“Personnel”, and for greater clarity, Customer Personnel explicitly excludes the Process Engineers) of Customer working at Cypress’ facilities with respect to such persons’ compliance with Customer’s obligations under this Agreement are those of Customer, and covenants and agrees that Customer itself will assume responsibility for such persons’ compliance as stated above. Without limiting the generality of the foregoing, Customer shall itself impose on each of the Customer Personnel all of such persons’ obligations hereunder, by contract or otherwise, and otherwise ensure that the principal duty of each of the Customer Personnel shall be to Customer, notwithstanding the location of such employee’s place of work and the constraints imposed there.

(b) Customer shall indemnify and hold harmless Cypress against and from any claim, loss, cost expense or damage, including attorney’s fees and other legal expenses (“Loss”), against or suffered by Cypress or any Affiliate of Cypress resulting from any third party claim or claim by Customer Personnel (i) that any such Customer Personnel is an employee of Cypress (such Losses including without limitation any employee benefit that any such person claims to be entitled to from Cypress as an employee of Cypress, unless a binding determination is made that such a person is actually an employee of Cypress, and not Customer Personnel) or (ii) based upon any grossly negligent or intentionally wrongful act or grossly negligent or intentionally wrongful omission of any such person (such Losses including without limitation any fire or other catastrophic loss to the Line or any significant portion of the Line attributable to any such act or omission, or (iii) based upon any breach by any such person of any obligation of that person to Customer imposed by this Agreement.

(c) If the entire Line is shut down solely as a result of grossly negligent or intentionally wrongful acts or omissions of Customer Personnel, Cypress shall be entitled to recover from Customer all Losses associated with such shutdown of the entire Line. Cypress’ Loss shall be defined, for purposes of this paragraph, as $30 million per calendar quarter, applied pro rata during the period beginning from such shutdown of the entire Line to the first day that the entire Line achieves at least 75% of the daily Moves that consist of Standard Activities for any consecutive two (2) day period that were achieved on a daily average in the month before such shutdown, provided that the payment for Losses described in this paragraph is conditioned upon Cypress’ use of its best efforts to bring the entire Line back into operation as soon as possible after any such shutdown.

(d) Cypress acknowledges that all of the responsibilities and duties of the employer of all of the Cypress Personnel working at Cypress’ facilities with respect to such persons’ compliance with Cypress’s obligations under this Agreement are those of Cypress, and covenants and agrees that Cypress itself will assume responsibility for such persons’ compliance as stated above. Without limiting the generality of the foregoing, Cypress shall itself impose on each of the Cypress Personnel all of such persons’ obligations hereunder, by contract or otherwise.

(e) Cypress shall indemnify and hold harmless Customer against and from any claim, loss, cost expense or damage, including attorney’s fees and other legal expenses (“Loss”), against or suffered by Customer or any Affiliate of Customer resulting from any third party claim or claim by Cypress Personnel (i) that any such Cypress Personnel is an employee of Customer (such Losses including without limitation any employee benefit that any such person claims to be entitled to from Customer as an employee of Customer unless a binding determination is made that such a person is actually an employee of Customer, and not Cypress Personnel) or (ii) based upon any grossly negligent or intentionally wrongful act or grossly negligent or intentionally wrongful omission of any such person, or (iii)

based upon any breach by any such person of any obligation of that person to Cypress imposed by this Agreement.

(f) Each party’s indemnity obligations hereunder are conditioned upon the party seeking indemnity providing the indemnifying party (a) prompt written notice of any such claim, (b) sole control over the defense and settlement of any such claim (c) reasonable cooperation, information and assistance, at the indemnifying party’s expense, in the defense of any such claim, and (d) not settling the claim without the prior written approval of the indemnifying party, such approval not to be unreasonably withheld.

ARTICLE 5.3 Limited Support for Customer Personnel. Customer acknowledges that Cypress will not be providing support or facilities for Customer Personnel except as shall be set forth elsewhere in this Agreement, and in particular without limiting the generality of the foregoing shall not make available to any such persons any clerical, administrative or technical support personnel other than for the limited purposes explicitly referred to herein. In addition to the cubicle or other office space made available to Customer Personnel hereunder, Cypress shall make available office telephones and internet connectivity in each cubicle and shall provide access to conference rooms (subject to allowing access to such rooms on an equal priority basis to internal Cypress meetings) and reasonable IT support for each of the Customer Personnel. Cypress shall also ensure that all Customer Personnel are provided prompt and unqualified access at all times to data and information residing on Cypress equipment and computers relevant to Customer, including, without limitation, recipes, move information, WIP information, M/I metric data, run cards, e-test data and lab data.

ARTICLE 5.4 Security.

(a) Customer acknowledges that security of Cypress’ facilities generally and of Cypress’ computer systems and networks in particular is of paramount importance to Cypress. Customer Personnel will not be authorized to enter any zone of Cypress’ campus other than the Premises or the parking lot unaccompanied by an employee of Cypress. For security purposes, Cypress will require each one of the Customer Personnel to wear a security badge at all times that each is on Cypress’ property and to conform with the site policies and procedures.

(b) No Customer Personnel will have access to any internal Cypress computer or networking facilities except as agreed to. The access shall enable each such person to conduct technological development activities in accordance herewith. Without limiting the generality of the foregoing, each one of the Customer Personnel shall be assigned his or her own password in order to obtain any such access.

(c) Cypress shall keep and maintain logs of access to its network and systems by Customer Personnel, and in the event it is discovered that any such person shall have intentionally gained unauthorized access to any portion of Cypress’ systems or network and improperly removed, used or disclosed any Confidential Information in material breach of this Agreement, such persons shall immediately be barred from all of Cypress’ facilities and such persons’ actions shall be deemed to constitute a breach of this Agreement by Customer.

ARTICLE 5.5 Insurance. Customer represents that it shall procure, and at all times during the term of this Agreement shall maintain, levels of insurance, as necessary to cover activities and obligations undertaken by Customer and its subcontractors while working on Premises or present at Cypress’s facility. Customer shall provide evidence of insurance to Cypress on the Effective Date of this Agreement, and at any other time upon request by Cypress.

ARTICLE VI

CUSTOMER PAYMENT ARRANGEMENTS

ARTICLE 6.1 Regular Payments.

(a) All prices, fees, and costs to be paid by Customer not otherwise set out in this Agreement or in Appendix C herein shall be negotiated in good faith by the Parties. Unless otherwise specifically stated in the applicable Appendix, the payment terms shall be as described below in ARTICLE 6.7.

(b) Each Party hereto shall carry at its expense at all times during the term hereof business interruption insurance as it shall deem necessary.

ARTICLE 6.2 Taxes. Customer shall pay all customs duties or any sales, use, excise, ad valorem, VAT, or other taxes required on services provided to Customer under applicable law other than taxes on Cypress’ income.

ARTICLE 6.3 Extraordinary Expenses. To the extent that Customer intends to utilize raw materials (e.g., EPI wafers) that are more expensive than those used by Cypress, or to take any other action that it expects (or should expect in the exercise of prudent technical and commercial judgment) will increase expenses of running the Line above those obtaining in the normal course (any expense so incurred, an “Extraordinary Expense”), Cypress will invoice Customer for such Extraordinary Expenses. No Extraordinary Expenses shall be incurred without the prior written approval of Customer

ARTICLE 6.4 Reticle Expense.

(a) Customer will have the option to purchase photomasks through Cypress’s vendor at prices to be quoted upon request.

(b) Customer shall be responsible for reticle design, however, Cypress shall provide tape-out support to Customer and will ensure that reticles are compatible with Cypress equipment unless customer chooses not to use Engineering Services during the reticle ordering process.

ARTICLE 6.5 Installation/Deinstallation. Customer and Cypress shall in good faith negotiate the terms and conditions of the installation and deinstallation of Customer Equipment if Cypress grants Customer’s request for the installation of Customer Equipment on Premises or Cypress facility pursuant to ARTICLE 4.3 above.

ARTICLE 6.6 Cleanroom Rental. Customer shall sign Cypress’s Clean Room Rental Agreement if Cypress grants Customer’s request to install Customer Equipment pursuant to ARTICLE 4.3 above.

ARTICLE 6.7 Payment Terms.

(a) Customer will be invoiced monthly based upon Activities allocated as described in ARTICLE 2.2 (“Activity Allocation”). The invoice will be for a minimum number of Moves equal to the monthly Activity Allocation. If the actual Moves for the preceding month are more than the Activity Allocation, the total Moves will be invoiced based upon the committed activity tier pricing.

(b) Customer will be invoiced monthly based upon Engineering Hour Commitment allocated as described in ARTICLE III (“Engineering Services”). The invoice will be for a minimum number of Engineering Hours equal to the monthly Engineering Hour Allocation. If the actual Engineering Hours for the preceding month are more than the Engineering Hour Allocation, the total Engineering Hours will be invoiced based upon the committed Engineering Hours at the rate defined for committed engineering hours in Appendix 3 plus any additional engineering hours at the non-committed engineering hour rate defined in Appendix 3.

(c) All other payments required hereunder shall be invoiced on a monthly basis at the beginning of each calendar month and will be paid within thirty (30) days of receipt of a valid invoice. Each Cypress invoice hereunder shall be accompanied by a detailed report containing all supporting information, as Customer may reasonably request, necessary to determine the amounts due hereunder. This report will include Activity Allocation, actual Moves, quantity of moves invoiced and other payment due and payable.

ARTICLE VII

TECHNOLOGY OWNERSHIP

ARTICLE 7.1 Joint Development. Cypress and Customer acknowledge that in order to integrate Customer’s process technology into Cypress’ Line, intellectual effort will be required by both Parties.

ARTICLE 7.2 Ownership of Arising Intellectual Property. Any Intellectual Property Rights that are invented, developed, created, improved or authored pursuant to this Agreement shall be owned as follows:

(a) Cypress shall own all right, title and interest in and to any modifications, improvements or derivative works of any of the Licensed Technology and all Intellectual Property Right therein, made or conceived of during the term of this Agreement (“Cypress Technology”).

(b) Subject to Cypress’s rights in Cypress Technology, Customer shall own all right, title and interest in and to any Intellectual Property Rights therein that are modifications, improvements or derivative works of any Superconducting Technology, made or conceived during the term of this agreement. “Superconducting Technology” shall mean technology in possession of superconducting properties, such as zero electrical resistance, when operated at cryogenic temperatures, and comprised of superconducting devices, such as Josephson junctions.

ARTICLE VIII

LICENSES

ARTICLE 8.1 No License from Customer. Customer does not grant Cypress any license or right to use any Customer technology, products or processes except as necessary for Cypress to provide Engineering Services or other services requested by Customer pursuant to this Agreement.

ARTICLE 8.2 License from Cypress.

(a) Cypress (on behalf of itself and its Affiliates) hereby grants to Customer a worldwide, non-exclusive, irrevocable and perpetual (except solely as set forth in ARTICLE 12.6), royalty free and paid up right and license, under all Intellectual Property Rights, to use and modify only those steps of Cypress’ baseline process technology included in, or necessary to use or modify, Customer’s process (or processes) (excluding any process recipes or other information included in and unique to Cypress’ Self Aligned Contact module, SONOS Gate modules, and Tungsten Gate modules (as defined in Cypress’ Specifications as of the Effective Date), including any unique equipment configurations and modifications used therein and any unique semiconductor and/or integrated circuit structures resulting from such module[s] and any Patent Rights and/or other intellectual property rights encompassing, covering or protecting such unique module[s], recipes, information, equipment configurations and/or modifications, and structures) (“Licensed Technology”) for the manufacture of Customer’s products at any location. Subject to the terms and conditions set forth herein, such right and license shall include (i) the right to have Customer products made by third party manufacturers, and (ii) the right to sublicense such rights to third parties solely as a part of a license to such party of a complete Customer process. Except as set forth in this Article, Cypress does not grant to Customer or any Customer Affiliate a license under any Cypress technology.

(b) Notwithstanding any other provision of this Agreement, Customer shall not have a license to make, have made, use, offer to sell, sell, import, export, lease or otherwise dispose of products which compete with Cypress’ Proprietary Products in United States within five years after termination of this agreement; provided, however, that Cypress acknowledges and agrees that Customer’s Superconducting Technology products do not (and shall not be deemed to) compete with any Cypress’ Proprietary Products, now or in future.

(c) Cypress shall take or cause its Affiliates to take whatever action is necessary to convey the license contemplated hereby by such Affiliates. Cypress shall defend, indemnify, and hold harmless Customer and their respective officers, agents, and employees from any losses, liabilities, damages and expenses (including attorneys’ fees) resulting from any third party claim that the Licensed Technology infringes, violates or misappropriates the intellectual property or proprietary rights of any third party. Cypress shall not be so obligated to defend, indemnify, or hold harmless Customer and/or their respective officers, agents, and employees to the extent that any such claim is based upon modification to the Cypress baseline process technology made by or on behalf of Customer. In addition, Company shall defend, indemnify, and hold harmless Cypress and their respective officers, agents, and employees from any losses, liabilities, damages and expenses (including attorneys’ fees) resulting from any third party claim that Company’s process or products infringe, violate or misappropriate the intellectual property or proprietary rights of any third party. Company shall not be so obligated to defend, indemnify, or hold harmless Cypress and/or their respective officers, agents, and employees to the extent that any such claim is based upon modification to the process or product by Cypress. Each party’s indemnity obligations hereunder are conditioned upon the party seeking indemnity providing the indemnifying party (a) prompt written notice of any such claim, (b) sole control over the defense and settlement of any such claim (c) reasonable cooperation, information and assistance, at the indemnifying party’s expense, in the defense of any such claim, and (d) not settling the claim without the prior written approval of the indemnifying party, such approval not to be unreasonably withheld.

ARTICLE 8.3 Infringement Claims. Upon the reasonable request of a Party receiving a claim from a third party that its intellectual property has been infringed, the other Party agrees to provide information and non-monetary assistance to such requesting Party (at the requesting Party’s expense) as may be reasonably necessary for said requesting Party’s defense against such third party infringement claim. Any Party receiving such third party infringement claim may settle or make an agreement with said third party without the prior consent of the other Party as long as (i) said other Party’s assets and business activities are not affected by such third party settlement or agreement, and (ii) said other Party is not obligated to indemnify the Party that received the claim.

ARTICLE 8.4 No Other Rights. Except as expressly provided in ARTICLE VIII hereof, neither Party grants to the other Party any license, right, title or interest in or to any Intellectual Property Rights, technical information or other subject matter, whether by implication, estoppel or otherwise. Each Party shall ensure that the sale or other transfer of any product hereunder does not imply or convey any right or license to a third party under any Intellectual Property Right of the other Party (except as expressly provided herein) even if such product may only be used in or with another component or subject matter covered by such Intellectual Property Right. The licenses granted in this Agreement shall not be construed as granting or implying any right of enforcement for a Party under the technology or Intellectual Property Rights of the other Party. All rights not specifically granted herein are reserved by the Party owning the respective technology and Intellectual Property Rights.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES; LIABILITY LIMIT

ARTICLE 9.1 Cypress Warranties. Cypress represents, warrants and covenants to Customer that (i) Cypress has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) Cypress has not previously granted and will not grant any rights that prevent Cypress from fulfilling its obligations under this Agreement; (iii) Cypress is not controlled (as defined in ARTICLE 1.2 hereof) by any other entity as of the Effective Date; (iv) Cypress will comply with all applicable laws and regulations in connection with its performance under this Agreement; (v) the Licensed Technology does not, and will not, contain any confidential or proprietary information of or Intellectual Property of, nor infringe, violate or misappropriate the Intellectual Property of, any third party, and no claims of any such infringement, violation or misappropriation have been made by any third party (provided that the sole remedy for breach of this warranty will be indemnity pursuant to ARTICLE 8.2( c)); and (vi) Cypress does not currently have any Proprietary Products, business or customers that relate to Superconducting Technology.

ARTICLE 9.2 Customer Warranties. Customer represents, warrants and covenants to Cypress that (i) Customer has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) Customer has not previously granted and will not grant any rights that prevent Customer from fulfilling its obligations under this Agreement; (iii) Customer is not controlled (as defined in ARTICLE 1.2 hereof) by any other entity as of the Effective Date.

ARTICLE 9.3 Disclaimer of Warranties. EXCEPT AS OTHERWISE PROVIDED ELSEWHERE IN THIS AGREEMENT, CYPRESS AND CUSTOMER EXPRESSLY DISCLAIM ANY WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO DEVELOPMENT AND

MANUFACTURING ACTIVITIES HEREUNDER AND THE CYPRESS AND CUSTOMER TECHNOLOGY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THE VALIDITY OR ENFORCEABILITY OF CYPRESS OR CUSTOMER TECHNOLOGY, PATENTED OR UNPATENTED.

ARTICLE 9.4 Limitation on Liability. EXCEPT FOR BODILY INJURY AND EXCEPT IN CONNECTION WITH A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS HEREUNDER, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

ARTICLE X

CONFIDENTIALITY

ARTICLE 10.1 Confidential Information. The Parties have signed a Non Disclosure Agreement (NDA) to cover any disclosure of Confidential Information prior to the signing of the Agreement. Except as expressly provided herein, the Parties agree that, for the term of this Agreement and for seven (7) years thereafter, the receiving Party shall keep in confidence and not publish or otherwise disclose and shall not use for any purpose any information furnished to it by the other Party hereto pursuant to this Agreement or prior thereto, whether directly or indirectly, and whether in writing, orally or by the inspection of tangible objects or data (including without limitation documents, prototypes, samples, plant and equipment) of a confidential or proprietary nature (“Confidential Information”). Without limiting the generality of the foregoing, Confidential Information shall include enterprise software, Customer technology, products and manufacturing processes, and financial information concerning Cypress’ and Customer’s customers, suppliers and their respective products and proposed products. Without limiting Cypress obligations under this Article, Cypress shall take all steps necessary (including, without limitation, establishing password protection schemes with respect to equipment and computers) to ensure that all Customer Confidential Information (including that residing on any Cypress equipment or computers) is only accessible by (and disclosed to) those Cypress employees who have a need to know such information in order to carry out the express purposes of this Agreement and who are bound in writing to confidentiality obligations no less restrictive than those set forth herein. Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by written documentation:

(a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d) was subsequently lawfully disclosed to the receiving Party without restriction by a person other than a Party or developed by employees of the receiving Party who did not have access to any information or materials disclosed by the disclosing Party; or

(e) was independently developed by the receiving Party without the use of the disclosing Party’s Confidential Information.

A material breach of a Party’s obligations under this ARTICLE X.l shall constitute a material breach of this Agreement.

ARTICLE 10.2 Permitted Disclosures. Notwithstanding the provisions of ARTICLE 10.1 above, each Party hereto may disclose the other Party’s information under NDA to the extent such disclosure is reasonably necessary for exercising the rights expressly granted to it under this Agreement (including the right to grant sublicenses, if applicable), filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, submitting information to tax or other governmental authorities, provided that if a Party is required to make any such disclosure of the other Party’s Confidential Information, to the extent it may legally do so, it will give reasonable advance notice to the latter Party of such disclosure and, save to the extent inappropriate in the case of patent applications or otherwise, will secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). If the Party whose Confidential Information is to be disclosed has not filed a patent application with respect to such Confidential Information, it may require the other Party to delay the proposed disclosure (to the extent the disclosing Party may legally do so), for up to ninety (90) days, to allow for the filing of such an application.

ARTICLE 10.3 Independent Development. The disclosing Party acknowledges that the receiving Party may currently or in the future be developing information internally, or receiving information from other parties, that is similar to the Confidential Information. Nothing in this Agreement will prohibit the receiving party from developing or having developed for it products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information provided that the receiving Party does not violate any of its obligations under this Agreement in connection with such development. Neither Party shall have any obligation to limit or restrict the assignment of its employees or consultants as a result of their having had access to Confidential Information.

ARTICLE 10.4 Terms of Agreement; Publicity. Each of the Parties hereto agrees not to disclose to any third party the financial terms of this Agreement without the prior written consent of the other Party hereto, except to advisors, independent accountants, investors and others on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Any press release relating to this Agreement or to the Line which is issued by one Party and which mentions the other Party shall be jointly released by the Parties or, if released by one Party, approved by the other Party. Cypress may disclose that Customer is a customer of Cypress but may not represent Customer’s superconducting process as its own. Customer may disclose that Cypress is a fabrication contractor for Customer.

ARTICLE XI

NONSOLICITATION

ARTICLE 11.1 Nonsolicitation. During the period beginning on the Effective Date, neither Party shall, directly or indirectly, without the prior written consent of the other Party (i) solicit, encourage, or take any other action which is intended to induce or encourage, any employee of the other Party or of any of its Affiliates to terminate his or her employment with the other Party or its Affiliate, as the case may be, or (ii) except as otherwise set forth herein, interfere in any manner with the contractual or employment relationship between the other Party and its Affiliates, on the one hand, and their respective employees, on the other hand. Nothing in this Agreement shall restrict either party from hiring employees of the other party as a result of general advertising such as job listings posted to the internet.

ARTICLE XII

TERM AND TERMINATION

ARTICLE 12.1 Initial Term. The initial term of this Agreement shall end on the fifth anniversary of the Effective Date.

ARTICLE 12.2 Renewal. The term will be extended automatically by one year upon each anniversary of the Effective Date, starting with the fifth anniversary of the Effective Date, unless either Party shall have given the other Party six (6) months prior written notice of its intention to terminate this Agreement.

ARTICLE 12.3 Early Termination.

(a) Customer may terminate this Agreement after the Resident Date upon giving Cypress one (1) year written notice.

(b) Cypress may terminate this Agreement after the Resident Date upon giving Customer one (1) year written notice.

(c) In the event that the Line is not in normal operation, or the average Activities allotted to Customer on the Line for any forty-five (45) day period is less than fifty percent (50%) of Move Allotment, for a reason not attributable to any gross negligence or intentional misconduct of Customer, or if the Line is permanently damaged and Cypress indicates that it does not intend to rebuild the Line, such action will be considered to be an early termination by Cypress as of the day the Line ceases to be in normal operation. Cypress shall not incur any costs in the event of termination by Customer pursuant to this ARTICLE 12.3(c).

(d) In the event that Cypress’s interest in the Line is sold, transferred or proposed to be sold or transferred to a third party (“Transfer”), in whole or in part, Customer shall have the right to immediately terminate this Agreement upon giving Cypress written notice. The forgoing sentence shall not apply in the event of a Transfer of Cypress’s interest to a Cypress Affiliate. Cypress shall immediately return to Customer or destroy (at Customer’s option) all of Customer’s Confidential Information in its possession. No part of Customer’s Confidential Information may be disclosed to the third party without the prior written consent of Customer.

(e) In the event that operation of the Line, in whole or in part, is proposed by Cypress or a transferee to be shut down for a period longer than thirty (30) days, Customer shall have advance notice of such a plan not less than 120 days in advance, and Customer shall have the right to immediately terminate this Agreement upon giving Cypress written notice.

(f) Termination pursuant to ARTICLE 12.3(a), (c), (d) or (e) shall not trigger any obligation or liability on Customer to make any payment to Cypress.

ARTICLE 12.4 Termination for Breach.

(a) Either Party to this Agreement may terminate this Agreement in the event the other Party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for thirty (30) days after written notice thereof was provided to the breaching Party by the non-breaching Party. Failure to make a timely payment required under this Agreement shall be a material breach or default hereunder. Any termination shall become effective at the end of such thirty (30) day period unless the breaching Party (or any other party on its behalf) has cured any such breach or default prior to the expiration of the thirty (30) day period. In the event either Party terminates this Agreement because of the material breach of the other Party, then the non-

breaching Party’s termination of this Agreement shall not trigger any obligation to make the payment referenced in Section 12.4 above.

(b)The Parties to this Agreement acknowledge that the harm to the other Party suffered as a result of any infringement or misappropriation of the other Party’s unlicensed intellectual property may be far-reaching and substantial. Accordingly, upon written notification to a Party of any infringement or misappropriation of the other Party’s intellectual property that has not been cured as set forth in part (a) of this section, the notifying Party may make application to the Mediator to mediate the dispute; if Cypress is the notifying Party, it may also make application to the Mediator to remove Customer Personnel from Cypress’s premises under Section 12.5 hereof.

ARTICLE 12.5 Customer Personnel. No later than the date of termination hereof, or as ordered by the Mediator, described in ARTICLE 13.5(b) Customer shall cause all Customer Personnel to have removed all of their personal property from Cypress premises. After that date, no such persons shall have any right to access Cypress premises, except such reasonable access as Cypress and Customer shall agree in advance in writing in furtherance of the purposes hereof.

ARTICLE 12.6 Survival; Effect of Termination.

(a) ARTICLE 5.2, ARTICLE VII, ARTICLE VIII, ARTICLE IX, and ARTICLE XIII shall survive the expiration and any termination of this Agreement for any reason, except that if Cypress terminates this Agreement pursuant to Article 12.4(a) as a result of Customer’s intentional and deliberate theft of Cypress’ intellectual property not licensed under this Agreement, and if such intentional and deliberate theft is established in a court of law, the license granted in Article 7.2 shall not survive.

ARTICLE XIII

MISCELLANEOUS

ARTICLE 13.1 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with, the laws of the State of New York, without reference to conflicts of laws.

ARTICLE 13.2 Jurisdiction; Venue. The Parties hereby submit to the exclusive jurisdiction and venue of the state courts of New York (or, if there is federal jurisdiction, the United States District Courts in the Southern District of New York), and the Parties consent to the personal and exclusive jurisdiction of these courts. Notwithstanding the foregoing, either Party may apply, after compliance with the provisions of ARTICLE 13.5, to any court or administrative body of competent jurisdiction to enforce its intellectual property or proprietary rights or to obtain a temporary restraining order, preliminary injunction, permanent injunction or other injunctive relief to protect its interests, without breach of this ARTICLE 13.2 and without any abridgment of the powers of the courts set forth above. The prevailing party in any action or proceeding arising out of this Agreement shall be entitled to an award of its costs and attorneys’ fees.

ARTICLE 13.3 Assignment.

(a) Without the prior written consent of the other Party, which consent may not be unreasonably withheld or delayed, neither Party, either voluntarily or by operation of law, shall assign, transfer or otherwise dispose of (collectively “Transfer”) this Agreement in whole or in part; provided, however, that this Agreement or a Party’s rights and licenses hereunder may be Transferred:

(i) by Cypress to a Cypress Affiliate or by Customer to a Customer Affiliate (but only so long as any such affiliate remains a Cypress Affiliate or a Customer Affiliate, as applicable) without the prior written consent of the other Party, and

(ii) in connection with a Change of Control of one Party without the consent of the other Party, provided that written notice of such Transfer is given to the other Party within fourteen (14) days of the consummation of such Transfer and the remaining or surviving entity agrees in writing to be bound by the terms of this Agreement.

(b) Any attempted or purported Transfer of this Agreement which does not comply with this ARTICLE 13.3 shall be null and void, have no force or effect, and confer no rights upon any third parties. However, if the only non-compliance is a result of failure to provide notice within fourteen (14) days under ARTICLE 13.3(a)(ii), then the non-complying party can cure by providing the required notice at a later time. Subject to compliance with the provisions of this ARTICLE 13.3, the provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, assigns and transferees.

ARTICLE 13.4 Force Majeure. Nonperformance of any Party (other than with respect to payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, or any other reason where failure to perform is beyond the reasonable control of the nonperforming Party. If either party’s performance is prevented by a Force Majeure condition for a period of more than forty-five days, the other party may terminate this Agreement without further obligation or liability.

ARTICLE 13.5 Dispute Resolution and Mediation.

(a) In the event a dispute arises under this Agreement which cannot be resolved by the Operating Committee, the dispute shall be brought to the attention of the applicable Vice President at Cypress and Customer for a prompt meeting to resolve the dispute. If this meeting fails to resolve the dispute, the Parties shall refer the dispute to a mediator selected by the Parties (“Mediator”), except for claims for injunctive or other equitable relief, which may be brought in any court of competent jurisdiction. The Parties shall select a Mediator to mediate such disputes which may arise under this Agreement within 30 days of the Effective Date hereof. In the event of a referral of a dispute to the Mediator, each Party shall submit, in writing, its position on such dispute to the Mediator and conduct a one-day mediation session. If the matter is not resolved or if an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one-day mediation, either Party may begin litigation proceedings. This procedure shall be a prerequisite before either Party may take any additional action hereunder (except as set forth above).

(b) In the event that Cypress reasonably suspects that a violation ARTICLE X has occurred, Cypress may immediately petition the Mediator, in writing, for Customer Personnel to be removed from Cypress’ premises, who is empowered, under this Agreement, to order the removal of Customer Personnel from Cypress’ premises if Cypress proves that Customer has materially breached such Article of this Agreement.

ARTICLE 13.6 No Implied Waivers; Rights Cumulative. No failure on the part of either Party hereto to exercise and no delay in exercising any right under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

ARTICLE 13.7 Independent Contractors. Nothing contained in this Agreement is intended implicitly, or is to be construed, to constitute Cypress or Customer as partners in the legal sense. No Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party or to bind any other Party to any contract, agreement or undertaking with any third party.

ARTICLE 13.8 Notices. All notices, requests and other communications hereunder shall be in writing and shall be (1) personally delivered or (2) sent by facsimile and registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Party hereto:

Cypress:	Cypress Semiconductor Corporation
198 Champion Court
San Jose, CA 95134
Attn: Mike Moore, CMI Foundry Senior Director
cc: General Counsel

Customer:	D-Wave Systems Inc.
Suite 100 – 4401 Still Creek Drive
Burnaby. British Columbia, V5C 6G9
Attn: Warren Wall, Chief Operating Officer
cc: General Counsel

ARTICLE 13.9 Modification. No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by both Parties hereto, No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by both Parties.

ARTICLE 13.10 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, this Agreement shall be deemed amended by the insertion of a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties, and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

ARTICLE 13.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

ARTICLE 13.12 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

ARTICLE 13.13 Entire Agreement. This Agreement constitutes the entire agreement, both written or oral, with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between the Parties with respect to such subject matter.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered in duplicate originals as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Minh Pham	/s/ Warren Wall
Minh Pham	Warren Wall
EVP Operations	Chief Operating Officer

Appendix 3 – Pricing and Quarterly Commitments

Activities

•	In order to allow D-WAVE to have as much flexibility as possible, Cypress is providing 4 engagement tiers to D-WAVE

Tier Level	ACTIVITIES / QTR		ACTIVITY RATE		QTRLY COMMITMENT
Tier 1	[*****	]	[*****	]	[*****	]
Tier 2	[*****	]	[*****	]	[*****	]
Tier 3	[*****	]	[*****	]	[*****	]
Tier 4	[*****	]	[*****	]	[*****	]

Engineering techs

•	If D-WAVE commits to greater than [*****] hours/quarter, Cypress will provide Engineering Tech Services to D-WAVE at the rate of [*****].

•	D-WAVE will need to commit to a quantity of Engineering Tech Hours that Cypress will make available at this rate; beyond this committed amount this service will be provided as available at [*****]/HR

•	Cypress will provide 1 eng tech ([*****] hours) at no cost to D-WAVE at [*****] activity/qtr commitment level and above.

Engineering

•	Cypress will provide engineering services at the rate of [*****]/hr

•	D-WAVE will need to commit to a quantity of engineering that Cypress will make available at this rate; beyond this committed amount this service will be provided as available at [*****]/HR

M/I Commitment

•	Cypress’ M/I Commitment as defined in Article 1.19 is 2.0

Engineering Tech Credit

•

As long as Customer agrees to an Engineering Hour Commitment of [*****] hours or greater for any quarter, any unused Engineering Tech Hours for that aforementioned quarter can be credited towards Engineering hours at a rate of [*****] and applied to the Engineering Hour costs.

FIRST AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS INC.

This First Amendment (the “Amendment”), which is entered into on March 28, 2013 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Agreement”), executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems Inc. (“D-Wave”).

WHEREAS, Cypress has offered to incentivize D-Wave to run at a higher level of contractual commitment for the remainder of 2013.

NOW THEREFORE, the parties agree as follows:

1)

Modify the quantity of Activities and the corresponding Activity rate for a tier 3 commitment from [*****] Activities at [*****]/Activity with a quarterly commitment of [*****] Activities at [*****]/Activity with a quarterly commitment of [*****].

2)	This Modification will apply only to Cypress Fiscal Quarters of Q2, 2013; Q3, 2013; and Q4, 2013.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

SECOND AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Second Amendment (the “Amendment”), which is entered into on June 30, 2013 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Agreement”) and the First Amendment (“Amendment 1”) dated March 28, 2013, executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”).

WHEREAS, Cypress has offered to incentivize D-Wave to run at a higher level of Engineering contractual commitment for the remainder of 2013.

NOW THEREFORE, the parties agree as follows:

1)

The parties agree to modify the commitment level established in Amendment 1 as follows: D-wave will commit to running an average of a minimum of [*****] activities per quarter for the three quarters defined in Amendment 1 (Cypress Fiscal Quarters of Q2, 2013; Q3, 2013; and Q4, 2013) and also commit to running at [*****] Engineering hours for Q2, 2013; 520 Engineering hours for Q3, 2013 and will commit to a level at or above [*****] Engineering hours by August 15, 2013 for Q4; 2013. These activities will be invoiced as follows: [*****] for Q2, 2013; [*****] for Q3, 2013; and [*****] for Q4, 2013, and the Engineering hours will be invoiced as follows: [*****] for Q2, 2013; [*****] for Q3, 2013; and [*****]/hr for the committed hours for Q4, 2013. Any activities in excess of [*****] activities/quarter multiplied by 3 quarters) total activities for these three quarters in aggregate will be reconciled in the December, 2013 invoice at a rate of [*****]/Activity. Excess Engineering hours will be invoiced at the rate defined in the Agreement: [*****]/hr for any hours in excess of the committed hours.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

Third AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Third Amendment (the “Amendment”), which is entered into on December 20, 2013 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Agreement”) the First Amendment (“Amendment 1”) dated March 28, 2013, and the Second Amendment (“Amendment 2”) dated June 30, 2013 executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”).

WHEREAS, Cypress has offered to incentivize D-Wave to make a longer term commitment to Cypress.

NOW THEREFORE, In consideration of this longer term commitment, the parties agree as follows:

1)	D-Wave will have the flexibility to consume between [*****] Activities/Qtr to [*****] Activities in a given quarter for a flat rate of [*****]/Qtr, subject to item 2 below.

2)

In the event that D-Wave consumes in excess of [*****] activities in 2014, all Activities in excess of [*****] Activities will be billed as an additional charge of [*****]/Activity in the final billing of 2014.

3)	The parties agree to remove any requirement for Engineering Hours to be committed. All Engineering hours provided by Cypress to D-Wave will be provided at [*****]/Hour.

4)

The parties agree to remove any requirement for Engineering Tech Hours to be committed. All Engineering Tech hours provided by Cypress to D-Wave above [*****] hours per quarter will be provided at [*****]/Hour. For clarity, Cypress will continue to provide up to [*****] Engineering Tech hours per quarter at no charge as defined in Appendix 3.

5)

Cypress will also offer D-Wave the opportunity to purchase access to a Hot Lot, as defined in Cypress’ operation specs, at all times during a quarter for a flat of [*****]. As a special consideration to D-Wave, Cypress will allow D-Wave to change which lot is on Hot at as often as once a week.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

FOURTH AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Fourth Amendment (the “Amendment”), which is entered into on September 24,2014 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Agreement”) the First Amendment (“Amendment 1”) dated March 28, 2013, and the Second Amendment (“Amendment 2”) dated June 30, 2013, and the Third Amendment (“Amendment 3”) dated December 20, 2013 executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”).

WHEREAS, D-Wave would like to run products on their technology for customers (“Third Party”) that are other than customers for their end product and Cypress would like to enable D-Wave in performing this service.

NOW THEREFORE, In consideration of this expanded business model, the parties agree as follows:

1)	D-Wave will have the flexibility to start lots and run experiments for Third Party customers.

2)	Cypress will be notified upon lot start, if a lot is intended for a Third Party.

3)

Any lot that is for a Third Party will not count towards the Tier Level commitments that D-Wave has made pursuant to this contract or any of its amendments. A separate Tier Level shall be established for Third Party customers in aggregate, as follows:

Tier Level	Activities/Qtr		Activity Rate		Qtrly Commitment
Tier 1	No minimum		[*****	]	None
Tier 2	[*****	]	[*****	]	[*****	]
Tier 3	[*****	]	[*****	]	[*****	]
Tier 4	[*****	]	[*****	]	[*****	]

4)	For the purposes of clarity, the Third Party activities will be included in the Engineering Tech [*****] activity/qtr commitment.

5)	The parties agree that all minimum lot size criteria will still apply.

6)	All other terms and conditions of the Agreement shall apply.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

Fifth AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Fifth Amendment (the “Amendment”), which is entered into on November 26,2014 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Agreement”) the First Amendment (“Amendment 1”) dated March 28, 2013, the Second Amendment (“Amendment 2”) dated June 30,2013, the Third Amendment (“Amendment 3”) dated December 20,2013, and the Fourth Amendment (“Amendment 4”) dated September 24, 2014 executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”).

WHEREAS, Cypress has offered to incentivize D-Wave to make a longer term commitment to Cypress.

NOW THEREFORE, In consideration of this longer term commitment, the parties agree as follows:

1)	D-Wave will have the flexibility to consume between [*****] Activities/Qtr to [*****] Activities in a given quarter for a flat rate of [*****] per quarter, subject to item 2 below.

2)

In the event that D-Wave consumes in excess of [*****] activities in 2015, all Activities in excess of [*****] Activities will be billed as an additional charge of [*****]/Activity in the final billing of 2015.

3)

In the event that D-Wave consumes less than [*****] activities in 2015, such activities will not carry over to be used later, nor will they be subject to a refund or convertible as payment against any other type of charge.

4)	The parties agree to remove any requirement for Engineering Hours or Engineering Tech Hours to be committed.

5)

All Engineering Hours provided by Cypress to 0-Wave will be provided at [*****] per Hour. All Engineering Tech Hours provided by Cypress to D-Wave above [*****] hours per quarter will be provided at [*****]/Hour. For clarity, Cypress will continue to provide up to [*****] Engineering Tech Hours per quarter at no charge as defined in Appendix 3.

6)

D-Wave will have the opportunity to put [*****] lot per quarter on HOT status following WireA ETEST up to end of line ETEST, at a charge of [*****] per quarter. For the sake of clarity, this HOT lot status and duration is based on the Washington3 lot #2 flow with [*****] activities and up to [*****] wafers. Any requests by 0-Wave to put additional lots on HOT status will need to be approved by Cypress and D-Wave subject to fab capacity and budget availability.

a)

The actual charge for the HOT lot will be based on the actual lot movement of [*****] steps & cycle time performance above the 2.0 M/I rate. The parties agree the scale will be [*****] for [*****] steps in prorated for the lot average M/I above 2.0 and up to 3.0. Example: 2.50 M/I & [*****] steps = [*****] * [*****] 3.0 M/I & [*****] steps = [*****] *1.0* [*****].

b)

The parties agree the calculation for lot performance will be the average M/I while the lot is on Hot status less any time the lot has been stopped by the customer or awaiting customer decision. The charge will be prorated for the exact step count and M/I performance.

c)

The parties agree that Dwave can remove the Hot status after 1 week without penalty. if Hot status is cancelled in less than a week there will be a [*****] set up fee assessed in addition to the charges defined in section 6a above.

d)

The parties agree that if a HOT lot is requested for a new device at CMI that delays due to metrology job set up is either removed from the calculation or the metrology step is skipped. [*****] steps are excluded.

e)

The parties agree that if a HOT lot has non-standard processing requirements the impact to the M/I calculation will be negotiated either before the lot status change is granted or before the experiment is added to the lot.

f)	The maximum charge for HOT status per lot under this agreement will be capped at [*****].

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

Sixth AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Sixth Amendment (the “Amendment”), which is entered into on March 6, 2015 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Agreement”) the First Amendment (“Amendment 1”) dated March 28, 2013, the Second Amendment (“Amendment 2”) dated June 30, 2013, the Third Amendment (“Amendment 3”) dated December 20, 2013, and the Fourth Amendment (“Amendment 4”) dated September 24, 2014, and the Fifth Amendment (“Amendment 5”) dated November 26, 2014 executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”).

WHEREAS, Cypress has offered to incentivize D-Wave to make a longer term commitment to Cypress.

NOW THEREFORE, In consideration of this longer term commitment, the parties agree as follows:

1)

D-Wave will commit to the [*****] activity level Q1 & Q2 2015. D-Wave will have the flexibility to consume between [*****] Activities/Qtr to [*****] Activities in a given quarter for a flat rate of [*****] per quarter, subject to items 3 & 4 below.

2)

D-Wave will commit to the [*****] activity level Q3 & Q4 2015. D-Wave will have the flexibility to consume between [*****] Activities/Qtr to [*****] Activities in a given quarter for a flat rate of [*****] per quarter, subject to items 3 & 4 below.

3)

In the event that D-Wave consumes in excess of [*****] activities in 2015, all Activities in excess of [*****] Activities will be billed as an additional charge of [*****]/Activity in the final billing of 2015.

4)

If D-Wave lots on a quarterly average, using Cypress’ standard M/I (not included in the calculation: [*****] & [*****] (using Cypress’ standard calculation) does not achieve a M/I of 2.0 or [*****] of 0.9 M/I then the following will apply for Q2, Q3 & Q4 in 2015:

a.	D-Wave will receive [*****] activities for use through 2016 at no additional charge. This will be administered quarterly.

b.	D-Wave will have the option to either use the additional activity credit against any overage of activities consumed in 2015 (section 3 above) or apply these activities to their 2016 contract.

5)	The 2 performance penalties described above cannot be additive in a given quarter.

6)	There will be [*****] rolling hot lot available to use for Dwave wip that will be managed by the Cypress customer manager for D-wave.

7)	Cypress support personnel for the D-Wave project will include Mike Lindstrom, Mark Nelson & Eric Ma.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

Seventh AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Seventh Amendment (the “Amendment 7”), which is entered into on January 4, 2016 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Original Agreement”) the First Amendment (“Amendment 1”) dated March 28, 2013, the Second Amendment (“Amendment 2”) dated June 30, 2013, the Third Amendment (“Amendment 3”) dated December 20, 2013, and the Fourth Amendment (“Amendment 4”) dated September 24, 2014, and the Fifth Amendment (“Amendment 5”) dated November 26, 2014, and the Sixth Amendment (“Amendment 6”) dated March 10, 2015 executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”). (Hereinafter Original Agreement, Amendment 1, Amendment 2, Amendment 3, Amendment 4, Amendment 5 and Amendment 6 collectively “Agreement”).

WHEREAS, Cypress has offered to incentivize D-Wave to make a longer term commitment to Cypress.

NOW THEREFORE, In consideration of this longer term commitment, the parties agree as follows:

1)

D-Wave will commit to the [*****] Activity level per quarter for 2016. D-Wave will have the flexibility to consume between [*****] Activities/Qtr to [*****] Activities in a given quarter for a flat rate of [*****] per quarter, subject to sections 2 & 3 below.

2)

In the event that D-Wave consumes in excess of [*****] Activities in 2016, all Activities in excess of [*****] Activities will be billed as an additional charge of [*****]/Activity in the final billing of 2016.

3)

If D-Wave lots on a quarterly average, using Cypress’ standard M/I (not included in the calculation: [*****] lost) & [*****] steps (using Cypress’ standard calculation) does not achieve a M/I of 2.0 or [*****] steps of 0.9 M/I then the following will apply only for 2016:

a.	D-Wave will receive [*****] Activities for use through 2017 at no additional charge. This will be administered quarterly.

b.	D-Wave will have the option to either use the additional Activity credit against any overage of Activities consumed in 2016 (Section 2 above) or apply these Activities to their 2017 contract.

4)	The 2 benefits described in Section 3 (a) and (b) above cannot be additive in a given quarter.

5)	There will be [*****] rolling hot lot available to use for Dwave wip that will be managed by the Cypress customer manager for D-wave.

6)	Cypress support personnel for the D-Wave project in 2016 will include Mike Lindstrom, Eric Ma. Mark Nelson will be available for consultation.

7)

All definitions contained in the Agreement shall have the same meanings and apply to this Amendment 7. Except as modified by this Amendment 7, the remaining terms and conditions of the Agreement are unchanged and apply with equal force and effect. If there is a conflict between the contents of the Agreement and this Amendment 7, then the content of this Amendment 7 shall prevail.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment 7 as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

Eighth AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Eighth Amendment (the “Amendment 8”), which is entered into on June 24, 2016 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Original Agreement”) the First Amendment (“Amendment 1”) dated March 28, 2013, the Second Amendment (“Amendment 2”) dated June 30, 2013, the Third Amendment (“Amendment 3”) dated December 20, 2013, and the Fourth Amendment (“Amendment 4”) dated September 24, 2014, and the Fifth Amendment (“Amendment 5”) dated November 26, 2014, and the Sixth Amendment (“Amendment 6”) dated March 10, 2015, and the Seventh Amendment (“Amendment 7”) dated January 4, 2016 executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”). (Hereinafter Original Agreement, Amendment 1, Amendment 2, Amendment 3, Amendment 4, Amendment 5 and Amendment 6 and Amendment 7 collectively “Agreement’’).

WHEREAS, D-Wave purchased certain [*****] ([*****]) for use by Cypress in providing services to D-Wave; and

WHEREAS, D-Wave and Cypress have agreed that D-Wave would like for Cypress to have the ability to use the [*****] for customers other than D-Wave so long as Cypress takes on the cost of consumables for the [*****].

NOW THEREFORE, The parties agree as follows:

1)	D-Wave hereby authorizes Cypress to use the [*****] to provide services for customers other than D-Wave.

2)

Cypress will provide D-Wave with a one-time credit redeemable only within 2016 for [*****] additional activities to be provided within 2016. The credit is redeemable only for additional activities beyond those activities that D-Wave has already committed to purchase.

3)	Cypress will pay for consumables required to keep the [*****] operating within their specifications.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment 8 as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

Ninth AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Ninth Amendment (the “Amendment 9”), which is entered into on July 21, 2016 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “ Original Agreement”) the First Amendment (“Amendment 1”) dated March 28, 2013, the Second Amendment (“Amendment 2”) dated June 30, 2013, the Third Amendment (“Amendment 3”) dated December 20, 2013, and the Fourth Amendment (“Amendment 4”) dated September 24, 2014, and the Fifth Amendment (“Amendment 5”) dated November 26, 2014, and the Sixth Amendment (“Amendment 6”) dated March 10, 2015, and the Seventh Amendment(“ Amendment 7”) dated January 4, 2016, and the eighth Amendment (“Amendment 8”) dated June 24, 2016 executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”). (Hereinafter Original Agreement, Amendment 1, Amendment 2, Amendment 3, Amendment 4, Amendment 5 and Amendment 6 and Amendment 7 and Amendment 8 collectively “Agreement”).

WHEREAS, Cypress would like to offer D-Wave hot lot services for third party customers.

NOW THEREFORE, The parties agree as follows:

1)

D-Wave has the opportunity to access a hot lot to use for third party customers, as defined in Cypress’ operation specs, at a rate of [*****] per quarter. Cypress will allow D-wave to change which 3rd party lot is hot as often as once per week. D-Wave may use this hot lot for their own material should they wish.

2)

D-Wave will pay Cypress a [*****] fee each quarter in advance, by the first day of each calendar quarter. For the first quarter of this contract, Q3 2016, if the hot lot request is initiated mid-quarter the fee will be prorated accordingly to no lower than [*****], based on the percentage of the quarter for which the hot lot is used. For clarity, if the hot lot is used for less than 30% of the quarter, the fee for such quarter will be [*****]. The Hot lot access renews automatically for the next quarter unless D-Wave provides notice of cancellation at least 30 days prior to the start of the quarter it would like to cancel.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment 8 as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

TENTH AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT

BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION AND D-WAVE SYSTEMS

This Tenth Amendment (“Amendment 10”), which is entered into on December 21, 2016 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 (the “Original Agreement”), as already amended by the First Amendment (“Amendment 1”) dated March 28, 2013, the Second Amendment (“Amendment 2”) dated June 30, 2013, the Third Amendment (“Amendment 3”) dated December 20, 2013, And the Fourth Amendment (“Amendment 4”) dated September 24, 2014, and the Fifth Amendment (“Amendment 5”) dated November 26, 2014, the Sixth Amendment 6”) dated March 10, 2015, the Seventh Amendment (“Amendment 7”) dated January 4, 2016, the eighth Amendment (“Amendment 8”) dated June 24, 2016, and the ninth , Amendment (“Amendment 9”) dated July 21, 2016, executed by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems (“D-Wave”). (the Original Agreement as so amended, the “Agreement”).

WHEREAS, Cypress has offered to incentivize D-Wave to make a longer term commitment to Cypress.

NOW THEREFORE, In consideration of this longer term commitment, the parties agree as follows:

1)

D-Wave will commit to the [*****] activity level per quarter for 2017. D-Wave will have the flexibility to consume between [*****] Activities/Qtr to [*****] Activities in a given quarter for a flat rate of [*****] per quarter, subject to items 2 & 3 below.

2)

In the event that D-Wave consumes in excess of [*****] activities in 2016, all Activities in excess of [*****] Activities will be billed as an additional charge of [*****]/Activity in the final billing of 2017.

3)

If D-Wave lots on a quarterly average, using Cypress’ standard M/I (not included in the calculation. [*****] & [*****] steps (using Cypress’ standard calculation ) does not achieve a M/I of 2.0 or [*****] of 0.9 M/I then the following will apply for 2017:

a.	D-Wave will receive [*****] activities for use through 2018 at no additional charge. This will be administered quarterly.

b.	D-Wave will have the option to either use the additional activity credit against any overage of activities consumed in 2017 (section 2 above) or apply these activities to their 2018 contract.

4)	The 2 performance penalties described in section 3 above cannot be additive in a given quarter.

5)	There will be [*****] rolling hot lot per quarter available to use for Dwave wip that will be managed by the Cypress customer manager for D-wave.

6)	Cypress support personnel for the D-Wave project will include Mike Lindstrom, Eric Ma. Mark Nelson will be available for consultation.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment 10 as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION	D-WAVE SYSTEMS INC.

/s/ Mehran Sedigh	/s/ Warren Wall
Mehran Sedigh	Warren Wall
VP Front End Manufacturing	Chief Operating Officer

ELEVENTH AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT

BY AND BETWEEN

SKYWATER TECHNOLOGY FOUNDRY, INC. AND D-WAVE SYSTEMS INC.

This Eleventh Amendment (“Amendment 11”), which is entered into on May 30, 2018 (“Effective Date”), amends the terms of the Semiconductor Line Operation Agreement dated December 23, 2012 by and between Cypress Semiconductor Corporation (“Cypress”) and D-Wave Systems Inc. (“D-Wave”) (the “2012 Agreement”), as already amended by the First Amendment (“Amendment 1”) dated March 28, 2013, the Second Amendment (“Amendment 2”) dated June 30, 2013, the Third Amendment (“Amendment 3”) dated December 20, 2013, and the Fourth Amendment (“Amendment 4”) dated September 24, 2014, and the Fifth Amendment (“Amendment 5”) dated November 26, 2014, the Sixth Amendment (“Amendment 6”) dated March 10, 2015, the Seventh Amendment (“Amendment 7”) dated January 4, 2016, the Eighth Amendment (“Amendment 8”) dated June 24, 2016, and the Ninth Amendment (“Amendment 9”) dated July 21, 2016, and the Tenth Amendment (“Amendment 10”) dated December 21, 2016.

WHEREAS:

A.	On December 23, 2012, Cypress and D-Wave entered the 2012 Agreement whereby, among other things:

a.	D-Wave transferred its then-current superconducting process technology stack (the “D-Wave Stack”) at Cypress;

b.

Cypress granted to D-Wave a transferable, worldwide, non-exclusive, irrevocable, royalty free and paid up, perpetual and sublicensable license to certain of Cypress’ semi-conductor process technology, including the right to use the process technology to have D-Wave products made by third party manufacturers (the “2012 Cypress License”);

c.

D-Wave owns all Superconducting Technology developed by D-Wave or developed by Cypress during Cypress’ performance of services for D-Wave under the 2012 Agreement (the “Current Superconducting Technology IP”); and

d.

Cypress obtained no license or right to use any D-Wave technology, products or processes, including but not limited to the D-Wave Stack and any Current Superconducting Technology IP, except as necessary for Cypress to provide engineering services or other services requested by D-Wave under the 2012 Agreement;

B.

On September 30, 2017, Cypress assigned the 2012 Agreement to SkyWater Technology Foundry, Inc. (“SkyWater”), which assignment D-Wave consented to on November 9, 2017 on conditions that included the following:

a.	Cypress assigned all of its rights and delegated all of its duties to SkyWater effective September 30, 2017; and

b.	SkyWater accepted assignment of Cypress’s rights and assumed all of Cypress’s duties and obligations under the Original Agreement from and after September 30, 2017 (the “Assignment”);

C.

SkyWater is developing superconducting recipes (the “SkyWater SC Recipes”), which foundry services are being developed without use of or access to D-Wave’s confidential information or intellectual property, including but not limited to the D-Wave Stack or the Current Superconducting Technology IP;

D.

SkyWater and D-Wave (the “Party’’ or “Parties” as applicable) wish to consolidate all the previous 10 amendments to the 2012 Agreement and the Assignment into this Amendment 11, and make the further amendments set out in this Amendment 11;

NOW THEREFORE, in consideration of this consolidation, the parties agree to further amend the 2012 Agreement as follows (together the 2012 Agreement, the Assignment and this Amendment 11 constitute the “Current Agreement”):

1.1

SkyWater confirms that it is the successor in interest to Cypress and hereby covenants and agrees to be bound by all terms and conditions of the Current Agreement and all obligations of Cypress under the Current Agreement, from and after September 30, 2017. Furthermore, D-Wave hereby covenants and agrees to be bound by all terms and conditions of the Current Agreement and all obligations of D-Wave under the Current Agreement, from and after December 23, 2012, with SkyWater having the full rights previously afforded to Cypress under the Current Agreement.

1.2

SkyWater represents and warrants that it has all necessary rights and licenses to be able to meet all of the obligations of Cypress set out in the Current Agreement from and after September 30, 2017, and that nothing in this Amendment 11 or the Assignment impairs or modifies the 2012 Cypress License. D-Wave acknowledges and agrees that SkyWater cannot grant a license to any Cypress intellectual property. However, SkyWater acknowledges that the license granted to D-Wave under Article 8.2 of the 2012 Agreement includes any modifications, improvements or derivative works of the Licensed Technology and all Intellectual Property Rights therein, made or conceived by Cypress during the period that started on December 23, 2012 and ended on September 30, 2017.

1.3

SkyWater hereby grants to D-Wave a worldwide, non-exclusive, irrevocable and perpetual license to any Intellectual Property Rights used by SkyWater in the course of providing services to D-Wave, including any modifications, improvements or derivative works of the Licensed Technology and all Intellectual Property Rights therein made or conceived by SkyWater in the course of providing services to D-Wave during the period that started on October 1, 2017 and that will end on termination of the Current Agreement (the “SkyWater License”). All of the terms of Article 8 of the 2012 Agreement apply to the SkyWater License.

1.4

SkyWater will ensure that all SkyWater personnel that work on the D-Wave project are familiar with the terms of the Current Agreement, and in particular, SkyWater will ensure that all SkyWater personnel understand all Intellectual Property Rights in the Current Agreement and that the SkyWater personnel must comply strictly with the confidentiality provisions of Article 10.1 of the Current Agreement. SkyWater will ensure that SkyWater personnel are aware that the Intellectual Property Rights of D-Wave (as defined in the Current Agreement) are the rights of D-Wave and that SkyWater has no right or license to any D-Wave intellectual property, including but not limited to the D-Wave Stack and the Current Superconducting Technology IP. SkyWater will ensure that any Intellectual Property Rights of D-Wave are not shared with, disclosed to, or used by, any person, except SkyWater personnel or agents of SkyWater providing engineering services or other services requested by D-Wave under the Current Agreement. SkyWater also acknowledges and agrees that SkyWater may not use the SkyWater SC Recipes to provide services to persons other than D-Wave in any manner that infringes on D-Wave’s intellectual property rights.

1.5	To assist SkyWater in educating its personnel and to clearly articulate each party’ rights, the parties have prepared a non-exhaustive list of Intellectual Property Rights existing as of

September 30, 2017, which has been attached as Exhibit A to this Amendment 11. The Parties will meet regularly to review the then-current processes being used by SkyWater to provide services to D-Wave under the Current Agreement.

1.6

SkyWater will not use any SkyWater SC Recipes to provide services to D-Wave without D-Wave’s express consent. In the event D-Wave provides such consent, any SkyWater SC Recipes so used form part of the Licensed Technology, except that D-Wave may only sublicense the SkyWater SC Recipes to third parties for the purpose of those third parties providing services to D-Wave or for the purpose of those third parties providing services to D-Wave’s customers.

1.7	SkyWater will provide reasonable notice, and work with D-Wave for any change in tech lead for the D-Wave project SkyWater wishes to make in accordance with Article 3.1(e).

1.8

Non-Exclusivity. Both Parties acknowledge and accept that nothing in this Agreement, the Assignment, nor any Amendments preclude either Party from pursuing or developing intellectual property, including Superconducting Technology, semiconductor process technology, or processes substantially similar to items listed in Appendix A, provided that in doing so the Party does not violate the terms of the Current Agreement nor infringe on any intellectual property right of the other Party.

1.9	Articles 12.1 and 12.2 of the Agreement are hereby amended by deleting and replacing “fifth” with “tenth” in each Article.

1.10	Article 12.6 of the Agreement is hereby amended by replacing “Article 7.2” with “Article 8.2”

1.11	Article 13.8 of the Agreement is hereby amended by deleting and replacing the contact information for notices as follows:

SkyWater:	SkyWater Technology Foundry, Inc.
2401 East 86th St.
Bloomington, MN, 55425Attention: Mike Moore, EVP Sales and Marketing
Cc: General Counsel

D-Wave:	D-Wave Systems Inc.
3033 Beta Avenue
Burnaby, BC V5G 4M9
Attention: Jeremy P. Hilton, SVP
Cc: General Counsel

1.12	The following apply to the period starting on October 1, 2017 and ending on termination of the Current Agreement or until otherwise agreed upon by SkyWater and D-Wave in writing:

1)

A commitment for minimum Activity consumption within a calendar year (“Annual Commit” or “Annual Commitment”) will be documented in a memo signed by representatives at the VP level or higher from both companies, and shall be comprised of Production and Non-Production Activity Commitments The “Minimum Quarterly Commitment” (or “Quarterly Commit” or “Commit’’) shall be 25% of the corresponding Annual Commitment.

2)	Activity billing for each quarter will be based on the Annual Commit level. D-Wave will be billed monthly at a flat rate equal to one third of 25% of the Annual Commit.

3)

In the event that D-Wave consumes Activities in excess of the Annual Commit in a given year all non-production Activities in excess of the Annual Commit will be billed as an additional charge of the yearly average of the quarterly Commit rates/activity in the final billing of each calendar year.

4)

In the event that D-Wave consumes in excess of the committed Production Activities in a given year all Production Activities in excess of the committed amount will be billed as an additional charge at the appropriate tiered level with respect to the total Production Activities consumed within the respective quarter in the final billing of each calendar year.

5)	[*****] Hot lot option has been added at a cost of [*****] per quarter. If not needed for the entire quarter the cost can be prorated based on the number of weeks used with a minimum fee of [*****]

6)

Hot Hand Carry (HHC) cost is based on a [*****] step process and is applicable only for selected Hot lots. Cost will be pro-rated for the actual numbers steps while on HHC with a minimum upgrade fee of [*****] charges while on HHC will be [*****] the lot size times the number of splits.

7)

Costs for Activities, engineering hours, engineering tech hours, hot, and the cost to upgrade a hot lot to a hot hand carry lot are based on the following table for tiered commits (note that there is no requirement for any Engineering Hours or Engineering Tech Hours to be committed)

ACTIVITY ANNUAL COMMIT THRESHOLDS

COMMIT	ACTIVITY RATE	QTR ACTIVITY BILLING TOTAL	ENGINEERING HOURLY RATE	ENGINEERING TECH HOURLY RATE	FREE ENGINEERING TECH HOURS	HOT LOT COST	2ND HOT LOT COST	HOT HAND CARRY LOT UPGRADE COST
[*****]	[*****]	ACTUAL	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

8)	Production Activity rates will be applied to lots that run through the entire process with no more than [*****] steps. With the following two exceptions:

a.

For [*****] steps that are included in the process flow [*****] or new ones that get added to the process flow, SkyWater will not count and/or eliminate the [*****] requirement to perform these steps. For [*****] measurements requests that are not included in the active process flow or the active recipe spec the [*****] will be counted.

b.

For the [*****] steps [*****] used solely for “look ahead wafers” (LAW’s) for targeting the [*****] will not be counted. Any [*****] at this step after SkyWater has completed the development of a process that can achieve a performance of+/- [*****] for the [*****] without a LAW would be included in the total count.

9)	Costs for Production Activities are based on the following table for tiered Commits:

PRODUCTION ANNUAL COMMIT THRESHOLDS

COMMIT	ACTIVITY RATE	QTR ACTIVITY BILLING TOTAL	HOT LOT COST (PRODUCTION)	2ND HOT LOT COST (PRODUCTION)
[*****]	[*****]	ACTUAL	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

10)	Costs for 3rd party Activities, engineering hours, engineering tech hours & hot lots are based on the following table for tiered Commits:

3rd PARTY ACTIVITY ANNUAL COMMIT THRESHOLDS

COMMIT	3RD PARTY ACTIVITY RATE	QTR ACTIVITY BILLING TOTAL	3RD PARTY HOT LOT COST / QTR
[*****]	[*****]	ACTUAL	[*****]
[*****]	[*****]	ACTUAL	[*****]
[*****]	[*****]	ACTUAL	[*****]
[*****]	[*****]	ACTUAL	[*****]

11)	3rd party hot lot charges can be pro-rated for the number of weeks used in quarter with a minimum fee of [*****].

12)

If D-Wave lots on a quarterly average, using SkyWater’s standard M/1 (not included in the calculation: [*****] & [*****] steps (using SkyWater’s standard calculation), does not achieve a M/1 of 2.0 or [*****] steps of 0.9 M/1 then the following will apply:

a.	D-Wave will receive [*****] Activities for use through the following year at no additional charge. This will be administered quarterly.

b.

D-Wave will have the option to either use the additional Activity credit against any overage of activities consumed in the current calendar year (section 2 above) or apply these activities to their consumption in the following calendar year.

13)	The 2 performance penalties described in section 3 above cannot be additive in a given quarter.

14)	Hot lots will be managed by the SkyWater customer manager for D-Wave.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment 11 as of the date first above written.

SKYWATER TECHNOLOGY FOUNDRY, INC.	D-WAVE SYSTEMS INC.

/s/ Michael Moore	/s/ Jeremy Hilton
Michael Moore	Jeremy Hilton
EVP Sales & Marketing	Sr. Vice President

TWELFTH AMENDMENT

TO

SEMICONDUCTOR LINE OPERATION AGREEMENT

BY AND BETWEEN

SKYWATER TECHNOLOGY FOUNDRY, INC. AND D-WAVE SYSTEMS INC.

This TWELFTH AMENDMENT (“12th Amendment”), entered into on and effective as of April 30, 2020 (the “Amendment Effective Date”), amends the terms of the SEMICONDUCTOR LINE OPERATION AGREEMENT (the “Agreement”) dated December 23, 2012, as amended from time to time by eleven (11) prior amendments, the last of which was dated May 30, 2018, by and between SkyWater Technology Foundry, Inc. (“SkyWater”) and D-Wave Systems Inc. (“D-Wave”), each a “Party” and collectively, the “Parties”.

WHEREAS:

A.	On May 30, 2018 the Parties consolidated all previous ten (10) amendments to the Agreement, into an eleventh amendment to the Agreement (“11th Amendment”); and

B.	In connection with the foregoing and to address the Parties’ revised needs, the Parties wish to further amend the Agreement.

NOW THEREFORE, the Parties agree to amend the Agreement as follows:

1.	Revised Activity Billing. As of the Effective Date of this Amendment, Sections 2, 3 and 4 of Article 1.12 of the 11th Amendment are deleted and replaced with the following:

2)

Activity billing for each quarter will be based on the Annual Commit level. Subject to 3) or 4), D-Wave will be billed monthly at a flat rate equal to one third of 25% of the Annual Commit (the “Monthly Commit”).

3)

In the event that D-Wave consumes Activities in excess of the Monthly Commit in a given month all non-production Activities in excess of the Monthly Commit will be billed as an additional charge in the billing for that month using the same rates from the Annual Commit.

4)

In the event that D-Wave consumes in excess of the committed Production Activities in a given month all Production Activities in excess of the committed amount will be billed as an additional charge at the appropriate tiered level with respect to the total Production Activities consumed within that month in the billing for that month.

2.	Miscellaneous.

2.1

It is understood between the Parties that, other than as expressly amended herein, all the terms of the Agreement, as previously amended, will remain unchanged and applicable. To the extent that there is any inconsistency between the terms of this 12th Amendment and the Agreement, as previously amended, the terms of this 12th Amendment shall govern.

2.2	The entirety of the terms of this 12th Amendment, are incorporated into the Agreement by reference.

(Signature page to follow)

SkyWater and D-Wave Proprietary	Page 1 of 2

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this 12th Amendment as of the Amendment Effective Date.

SKYWATER TECHNOLOGY FOUNDRY, INC.		D-WAVE SYSTEMS INC.

By:	/s/ Steven P. Wold	By:	/s/ Alan Baratz
Name:	Steven P. Wold	Name:	Alan Baratz
Title:	Chief Financial Officer	Title:	Chief Executive Officer
Date:	Apr 30, 2020	Date:	Apr 30, 2020

Signature page to Twelfth Amendment to Semiconductor Line Operation Agreement

SkyWater and D-Wave Proprietary	Page 2 of 2